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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                December 3, 1999


                             ASPEC TECHNOLOGY, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


          000-22565                                  77-0298386
    ---------------------               ------------------------------------
    (Commission File No.)               (IRS Employer Identification Number)


                              830 E. Arques Avenue
                           Sunnyvale, California 94086
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (408) 774-2199
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 2. Acquisition or Disposition of Assets

        On December 3, 1999, pursuant to an Agreement and Plan of Reorganization dated as of November 17, 1999, and as amended November 30, 1999 (the "Merger Agreement"), among Aspec Technology, Inc. (the "Registrant" or "Aspec"), Aspec Acquisition Five Corporation, a Delaware corporation and wholly-owned subsidiary of the Registrant ("Merger Sub"), Inbox Software, Inc., a California corporation ("Inbox"), and certain shareholders of Inbox, Merger Sub was merged with and into Inbox (the "Merger"), and Inbox, the surviving corporation, became a wholly-owned subsidiary of the Registrant.

        The consideration paid by the Registrant in the Merger consisted of $7,640,000 in cash and approximately 2,400,000 shares of Aspec common stock. The cash consideration paid at closing was paid out of Aspec's cash on hand.

        Inbox provides Internet-based, business-to-business, content management software solutions for enterprises and their Internet-connected manufacturing supply chains. Inbox products enable companies to use the Internet to exchange information on a real-time basis about the design, manufacture and supply of products and services. Inbox's solutions improve the ability of manufacturing supply chains to communicate and collaborate on new product designs and product changes. Inbox products shorten time-to-market by managing product content and the business processes required to deliver and maintain content throughout the product lifecycle, from concept to end-of-life.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

    (a) Financial Statements of Inbox

        It is impracticable for the Registrant to provide financial statements for Inbox at this time. Such financial statements shall be filed as soon as practicable, but not later than sixty (60) days after the date hereof.

    (b) Pro Forma Financial Information

        It is impracticable for the Registrant to provide Pro Forma financial information assuming a business combination between the Registrant and Inbox at this time. Such Pro Forma financial information shall be filed as soon as practicable, but not later than sixty (60) days after the date hereof.

    (c) Exhibits

        2.1 Agreement and Plan of Reorganization dated as of November 17, 1999, and as amended November 30, 1999, among the Registrant, Merger Sub, Inbox and certain shareholders of Inbox.


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        99.1 Press Release, dated December 14, 1999, announcing consummation of the Merger.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ASPEC TECHNOLOGY, INC.

         Dated: December 17, 1999           By: /s/ Michael J. Carroll
                                               ---------------------------------
                                               Michael J. Carroll
                                               President and Chief Executive
                                                   Officer


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                             ASPEC TECHNOLOGY, INC.

                           CURRENT REPORT ON FORM 8-K

                                INDEX TO EXHIBITS

Exhibit No.     Description
-----------     -----------
   2.1          Agreement and Plan of Reorganization dated as of November 17,
                1999, and as amended November 30, among the Registrant, Merger
                Sub and Inbox.

  99.1 Press Release, dated December 17, 1999, announcing consummation of the Merger.


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